SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

------------------------------------------------------------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 13, 2007

AVITAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware                              1-15695                                06-1174053
(State or other jurisdiction                    (Commission               (IRS Employer
of incorporation)                     File Number)                Identification No.)

65 Dan Road, Canton, Massachusetts              02021
(Address of principal executive offices)            (Zip code)

Registrant's telephone number, including area code:       (781) 821-2440

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange
Act (17 CFR 240.14d-2(b))

o Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 13, 2007, Avitar, Inc. ("Avitar" or the "Company"), entered into a Consulting Agreement, dated as of May 11, 2007, to obtain services for business development and related matters.  As part of the consideration due to the Consultant (Britannia Law Office) under the Agreement, the Company will issue shares of common stock of the Company in the aggregate amount equivalent to $50,000 on the day prior to registration pursuant to a Registration Statement on Form S-8.   A copy of the Agreement is attached to this Report as an Exhibit.
Item 9.01.  Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

Exhibit         Description                                                                                                Location
------------------------------------------------------------------------------------------------------------------------------

4.1           Consulting Agreement dated as of
                May 11, 2007 between the Company and
                the Consultant                                                                           Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2007                                                                                                                    AVITAR, INC.

                                                                                                                                                      By: /s/ Jay Leatherman
                                                                                                                                      Name:  Jay Leatherman
                                                                                                                                                      Title:   Chief Financial Officer